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               Prudential Institutional Liquidity Portfolio, Inc.
                       Institutional Money Market Series

                                 Class A shares
                                 Class I shares

                       Supplement dated January 16, 1998
                        to Prospectus dated July 9, 1997

The following information supplements the cover page and 'Fund Highlights' in the Class A and Class I Prospectuses:

    Shares of Prudential Institutional Liquidity Portfolio, Inc. are also available to corporate participants in the COMMANDSM Account program (the COMMAND Program), which is available through Prudential Securities Incorporated, and participants in the Prudential BusinessEdgeSM Account Program (the BusinessEdge Program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation.

The following information supplements the 'Fund Expenses' in the Prospectuses:

    The Sections entitled 'Shareholder Transaction Expenses' and 'Annual Fund Operating Expenses' are supplemented to disclose that the COMMAND Program charges corporate participants a maximum annual fee of $125** and the BusinessEdge Program charges participants a maximum annual fee of $250**.

** In accordance with an interpretive position taken by the staff of the Securities and Exchange Commission, the annual program fee is deemed to be reflected in the fee table in the Prospectuses. The annual program fee as a percentage of average net assets is calculated by dividing $125 (the total fee for the COMMAND Program) or $250 (the total for the BusinessEdge Program), respectively, by the average account size in the Fund. The annual program fee is not prorated for purposes of this calculation to give effect to COMMAND Program or BusinessEdge Program participants who also own shares in or subscribe to various services offered by the respective Program. A major portion of the annual program fee is not attributable to the Fund, but rather to non-fund services provided by the program.

The Section of the Prospectuses entitled 'SHAREHOLDER GUIDE' is amended to describe how shareholders participating in the COMMAND Program or the BusinessEdge Program may redeem shares of the Fund:

    The Sections entitled 'HOW TO BUY SHARES OF THE FUND' and 'HOW TO SELL YOUR SHARES' are supplemented to provide that purchase and sell orders must be made by COMMAND Program participants to their Prudential Securities Financial Advisor, or by BusinessEdge Program participants to their Prudential Securities Financial Advisor or Pruco Securities broker, by 2:00 P.M., New York time.

    The Section entitled 'HOW TO SELL YOUR SHARES' is further supplemented to add the following disclosure:

    Automatic Redemption. Redemptions will be automatically effected by Prudential Securities to satisfy debit balances arising under the COMMAND Program or the BusinessEdge Program, such as those incurred by use of the Visa(R) Gold Debit Card Account (for COMMAND Program) or the BusinessEdge Visa(R) Debit Card Account (for BusinessEdge Program), including ATM transaction purchases, cash advances and COMMAND Program or BusinessEdge Program Account checks. The COMMAND Program or BusinessEdge Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day. After application of any free credit cash balances in the account to such debits, a sufficient number of shares of the mutual fund selected by the participant that he or she has designated as his or her primary fund for the investment of free credit cash balances (the Primary
Fund) will be redeemed as of that business day to satisfy any remaining debits in the Securities Account and, if necessary, shares of other COMMAND Program or BusinessEdge Program Account Funds, as applicable, owned by the Program participant which have not been selected as his or her Primary Fund or shares of a participant's money market funds managed by PMF which are not Primary Funds will be redeemed to satisfy debits in the Securities Account. Margin loans, if available and selected under a Program, will be utilized to satisfy debits remaining after the liquidation of all fund shares in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. In the event of an automatic redemption of shares, the participant will be entitled to dividends declared on the redeemed shares through the
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business day preceding the day on which the redemption is effective.
Participants will not be entitled to dividends declared on the date of redemption.

    Manual Redemption. A shareholder investing through the COMMAND Program or the BusinessEdge Program may redeem shares of the Fund by submitting a written request for redemption directly to Prudential Securities or by calling his or her Prudential Securities Financial Advisor or Pruco Securities broker, as applicable, who will submit the request to the Fund's Transfer Agent. The proceeds from a manual redemption will immediately become free credit cash balances in the participant's Program Securities Account and will be automatically invested in the Primary Fund selected as the participant's Primary Fund. Redemption requests should not be sent to the Transfer Agent. If inadvertently sent to the Transfer Agent, they will be forwarded to Prudential Securities. The COMMAND Program and the BusinessEdge Program require the written request to be signed by all persons in whose names the shares are registered, exactly as their names appear on the Program Account Client Statement. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority may be required.

    Under the COMMAND Program, Prudential Securities has the right to terminate a Program Securities Account for any reason. Likewise, Prudential Securities or Pruco Securities has the right to terminate a BusinessEdge Program Securities Account for any reason. In either such event, all shares held in a shareholder's account will be redeemed.

    The remaining provisions of the Sections entitled 'HOW TO BUY SHARES OF THE FUND' and 'HOW TO SELL YOUR SHARES' are equally applicable to participants in either the COMMAND Program or the BusinessEdge Program, and other purchasers of Fund shares.
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